UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 27, 2009
                                                 ---------------------

                       Presidential Realty Corporation
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           (Exact name of registrant as specified in its charter)

         DELAWARE                1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))







ITEM 1.01         Entry into a Material Definitive Agreement

On February 27, 2009, the Company completed a settlement of various claims that it had asserted against The Lightstone Group and David Lichtenstein. The material terms of the settlement are described in a Press Release dated March 3, 2009 issued by the Company, a copy of which is annexed hereto as Exhibit 99.1.

Reference is made to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007, and to the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, for additional information with respect to the Company's relationship with David Lichtenstein and The Lightstone Group.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 3, 2009                        PRESIDENTIAL REALTY CORPORATION



                                            By: /s/ Jeffrey F. Joseph
                                                -----------------------
                                                Jeffrey F. Joseph
                                                President





INDEX TO EXHIBITS


Index to Exhibits                           Description

99.1                                        Press Release dated March 3, 2009.

99.2 Settlement Agreement dated February 27, 2009 among Presidential Realty Corporation, PRC Member LLC, David Lichtenstein and various other parties.

99.3 Consolidated Promissory Note dated February 27, 2009 in the original principal amount of $12,075,000 payable to Presidential Realty Corporation from David Lichtenstein and various affiliated entities.

99.4 Amended and Restated Guaranty dated February 27, 2009 between David Lichtenstein and Presidential Realty Corporation.

99.5                                        First Modification to Loan Agreement
                                            and Operating Agreement dated
                                            February 27, 2009 between
                                            Presidential Realty Corporation and
                                            Lightstone Member II LLC.

99.6 Amended and Restated Limited Liability Company Agreement of IATG Puerto Rico, LLC dated February 27, 2009.